UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 16, 2004


                           TITANIUM METALS CORPORATION
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             (Exact name of registrant as specified in its charter)


 Delaware                                  0-28538             13-5630895
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(State or other jurisdiction              (Commission         (IRS Employer
 of incorporation)                         File Number)      Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                        80202
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code           (303) 296-5600
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01   Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in the press release issued on December 16, 2004, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.



Item 9.01   Financial Statements and Exhibits.

       (c) Exhibits.

      Item No.   Exhibit Index
      -------    ---------------------------------------------------------------
      99.1       Press Release dated December 16, 2004 issued by the Registrant.





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                                                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TITANIUM METALS CORPORATION
                                  (Registrant)

                                  /s/ Joan H. Prusse
                                  ----------------------------------------------
                                  Joan H. Prusse
                                  Vice President, General Counsel and Secretary



Date: December 16, 2004





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                                INDEX TO EXHIBITS

Exhibit No.     Description
----------      --------------------------------------
99.1            Press Release dated December 16, 2004.

                                                                    EXHIBIT 99.1

                                  PRESS RELEASE


FOR IMMEDIATE RELEASE:                              CONTACT:

Titanium Metals Corporation                         Bruce P. Inglis
1999 Broadway, Suite 4300                           VP - Finance, Treasurer
Denver, Colorado 80202                                   & Corporate Controller
                                                    (303) 296-5600


                     TIMET REACHES LABOR ACCORD IN HENDERSON

     DENVER, COLORADO . . . December 16, 2004 . . . Titanium Metals Corporation (TIMET) (NYSE: TIE) announced that the hourly production and maintenance workforce at its titanium sponge and melting facility in Henderson, Nevada has ratified a new, three-year labor agreement. That group of approximately 300 employees is represented by the United Steelworkers of America (Local 4856). The new pact provides for wage increases of 3% per year, a lower cost healthcare program, and enhancements in certain other benefits.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on its website at www.timet.com.

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